Exhibit 99.2

Q2 2022 Results

August 10, 2022

This presentation provides select highlights about Motorsport Games Inc.'s results of operations. Please see Motorsport Games' 2021 Form 10-K and 2nd Quarter 2022 Form 10-Q filed with the SEC and Q2 2022 earnings release for more complete information on the Company's results of operation, cash flows, financial condition and liquidity.



NASCAR HEAT 2
NASCAR HEAT EVOLUTION
NASCAR HEAT 3
NASCAR HEAT 4
NASCAR HEAT MOBILE
NASCAR HEAT 5
KARTKRAFT
IGNITION
NASCAR HEAT
LE MANS
BTCC



Company Highlights

- At the center of large, fast-growing motorsport, gaming and esports categories
- Strategic, long-term partnerships with iconic racing brands
- Leveraging exclusive partnerships for multiple products and revenue streams
- Pole position in virtual racing esports
- Integrating acquired technologies and processes into our scalable internal development platform

motorsport GAMES

Q2 2022 Highlights

Financial Highlights

- Q2 Revenues of $2.0M
- Net loss was $7.5M
- Adjusted EBITDA loss was $4.9M*


Revenue
$2.0M $2.2M
Q2'22 Q2'21
Adjusted EBITDA*
($4.9M) ($3.7M)
Q1'22 Q1'21
Net Loss
$7.5M $6.0M
Q2'22 Q2'21
EPS
($0.63) ($0.50)
Q2'22 Q2'21

Key Highlights

- Released NASCAR 21: Ignition update, bringing native support for PlayStation 5 and Xbox X|S on June 23, 2022
- Announced the Le Mans Virtual Series will return in September 2022 for more elite esports competition, including the award-winning 24 Hours of Le Mans Virtual
- Announced future promotional plan for upcoming BTCC game, which is expected to release in 2024
- Released an rFactor 2 quarterly content update on May 9, 2022

*Adjusted EBITDA is a non-GAAP financial measure. See definition of Adjusted EBITDA and its reconciliation to net loss presented later in this deck.

motorsport GAMES

Executing Against Our Key Initiatives

Games	• Released rFactor 2 quarterly content update on May 9, 2022 • Released NASCAR 21: Ignition patch optimizing support for Xbox X|S and PlayStation 5 on June 23, 2022
Esports & Entertainment	• Announced the Le Mans Virtual Series will return in September 2022 for more elite esports competition, including the award-winning 24 Hours of Le Mans Virtual • Three rounds of Formula Pro esports events • Formula E ran a successful esports event with rFactor 2 as the official sim platform with a prize pool of €100,000
Community	• Over 520 content pieces created in Q2 2022 attracting more than 2.3 million pageviews • More than 1.4 million video views and 22 million social impressions in Q2 2022
Proprietary MSGM Technology Platform	• Global development team of 132 as of 6/30/2022 (109 FTE + 23 contractors) • Advancing our Motorsport Games engine by combining advanced technology from KartKraft and rFactor 2 and optimizing it for Unreal Engine

Q2 2022 Highlights

NASCAR 21: Ignition Patch Released Providing Native Support for PlayStation 5 and Xbox Series X|S. The Company released a patch for NASCAR 21: Ignition bringing support for 4K resolutions with next-generation consoles from Microsoft and Sony. The patch is free to everyone who owns the game and will be a free upgrade moving forward.

Le Mans Virtual Series Returns for more Elite Esports Competition Including the Award Winning 24 Hours of Le Mans Virtual. The Le Mans Virtual Series returns this September with more of the elite, endurance esports competition that has attracted world motor racing champions, captured global attention and received plaudits from teams, drivers and fans alike. All 5 rounds of the coming series will be held online on the rFactor 2 platform, including the 24 Hours of Le Mans Virtual, the climax of the premier endurance esports championship. This format allows teams to compete virtually on simulators located all around the world for a total prize fund of U.S.$250,000.

Future Promotional Plan to Upcoming Official BTCC Game Announced. The Company announced a promotional plan update, including activations, content releases and 'first-play content' tech demos through rFactor 2, to its planned British Touring Car Championship ("BTCC") official game, which will release in 2024, as previously disclosed by the Company.

rFactor 2 Quarterly Content Update. In May 2022, the Company released a collection of improvements, new features and content. A new sound engine, wet weather updates, particles and sparks, and shift protection bring more realism to the rFactor 2 racing simulation platform. Several BTCC cars and tracks were also released bringing more of the BTCC experience to the fans.

KartKraft Single Console Release Schedule Update. The timing of the next KartKraft release on one of the consoles, which was originally planned for a 2022 release date, will now likely move into 2023, due to potential opportunities we are exploring with a first party platform and their potential interest in an exclusive title release next year.

Q2 2022 Results

MOTORSPORT GAMES INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)

	Three Months Ended June 30, 2022	Three Months Ended June 30, 2021	Six Months Ended June 30, 2022	Six Months Ended June 30, 2021
Revenues	$ 2,008,987	$ 2,238,927	$ 5,330,776	$ 4,713,059
Cost of revenues	856,157	906,303	2,869,963	1,688,111
Gross profit	1,152,830	1,332,624	2,460,813	3,024,948
Operating expenses:				
Sales and marketing	1,540,220	704,222	3,228,669	1,728,440
Development	2,681,643	1,818,178	5,085,980	3,068,540
General and administrative	3,349,609	4,717,180	6,772,763	19,481,218
Impairment of goodwill	-	-	4,788,268	-
Impairment of intangible assets	149,048	-	4,640,102	-
Depreciation and amortization	117,725	66,448	233,796	97,223
Total operating expenses	7,838,245	7,306,028	24,749,578	24,375,421
Loss from operations	(6,685,415)	(5,973,404)	(22,288,765)	(21,350,473)
Interest expense	(191,662)	(31,899)	(393,258)	(151,438)
Gain attributable to equity method investment	-	-	-	1,370,837
Other (loss) income, net	(610,594)	44,360	(772,693)	84,707
Net loss	(7,487,671)	(5,960,943)	(23,454,716)	(20,046,367)
Less: Net loss attributable to non-controlling interest	(82,375)	(180,849)	(911,803)	(454,299)
Net loss attributable to Motorsport Games Inc.	$ (7,405,296)	$ (5,780,094)	$ (22,542,913)	$ (19,592,068)
Net loss attributable to Class A common stock per share:				
Basic and diluted	$ (0.63)	$ (0.50)	$ (1.93)	$ (1.88)
Weighted-average shares of Class A common stock outstanding:				
Basic and diluted	11,673,587	11,494,919	11,670,888	10,421,910

Reconciliation of Non-GAAP Financial Measures

	Three Months Ended June 30, 2022	Three Months Ended June 30, 2021	Six Months Ended June 30, 2022	Six Months Ended June 30, 2021
Net Loss	$ (7,487,671)	$ (5,960,943)	$ (23,454,716)	$ (20,046,367)
Interest expense, net	191,662	31,899	393,258	151,438
Depreciation and Amortization	493,658	522,709	1,071,172	659,309
EBITDA	(6,802,351)	(5,406,335)	(21,990,286)	(19,235,620)
IPO-related expenses	-	-	-	2,947,192
Acquisition-related expenses	1,467,492	1,600,087	1,468,742	1,930,566
Impairment of goodwill and intangible assets	149,048	-	9,428,370	-
Gain attributable to equity method investment	-	-	-	(1,370,837)
Stock-based compensation	238,573	116,274	591,603	9,193,190
Adjusted EBITDA	$ (4,947,238)	$ (3,689,974)	$ (10,501,571)	$ (6,535,509)

Liquidity

- As of June 30, 2022, the Company had $5.2 million of available cash on hand and no long-term debt. As of July 31, 2022, the Company had $3.8 million of available cash on hand and no long-term debt.

- The Company's Q2 2022 Form 10-Q discloses that there is substantial doubt about the Company's ability to continue as a going concern based on the available cash on hand to fund operations over the next 12 months. The Company is currently evaluating new sources of funding, including discussing potential debt and/or equity financing arrangements.

- The Company is also seeking to improve its liquidity by achieving cost reductions by maintaining and enhancing cost control initiatives.

- In July 2022, the Company amended its agreement with Luminis International to defer payment of $2,200,000 remaining due in connection with the Studio397 acquisition. Post-signing, the Company paid $330,0000 to Luminis, with the remaining $1,870,000, plus 15% interest, to be paid as follows: (i) $100,000 monthly payments from August 2022 through December 2022; and (ii) $150,000 monthly payments from January 2023 until paid in full. Please see the Company's Form 8-K filed on July 22, 2022 for further details.

Leveraging Our IP and Growing Our Portfolio


NASCAR
HEAT 2


NASCAR
HEAT
EVOLUTION


$50 NASCAR TICKET INSIDE
NASCAR
HEAT 3


NASCAR
HEAT 4


NASCAR
HEAT
MOBILE


NASCAR
HEAT 5
ULTIMATE EDITION


NASCAR 21
IGNITION


KARTKRAFT




NASCAR
HEAT
ULTIMATE EDITION+


LE MANS


motorsport GAMES
NTT INDYCAR SERIES
EXPECTED RELEASE
2023


BTCC
BRITISH TOURING CAR CHAMPIONSHIP

LEGAL DISCLOSURES

This presentation has been prepared by Motorsport Games Inc. ("Motorsport Games," "us," "our," "we" or the "Company"). For additional information regarding the Company, we urge you to read our reports filed with the Securities and Exchange Commission (the "SEC"), including our Annual Report on Form 10-K for the fiscal year ended December 31, 2021, our Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2022 and our other SEC filings during 2022.

Cautionary Note Regarding Forward-Looking Statements

Certain statements in this presentation which are not historical facts are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and are provided pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Any statements in this presentation that are not statements or information of historical fact may be deemed forward-looking statements. Words such as "continue," "will," "may," "could," "should," "expect," "expected," "plans," "intend," "anticipate," "believe," "estimate," "predict," "potential," and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, but are not limited to, statements concerning: (i) the Company's future business, future results of operations and/or financial condition; (ii) the expected future impact of new or planned products, features, events or other offerings and the timing of launching such products, features, events and offerings, including, without limitation, (A) the Company's belief that it is advancing its engine by combining advanced technology from KartKraft and rFactor 2 and optimizing it for Unreal Engine; (B) the Company's plans to hold the Le Mans Virtual Series esports events in September 2022; and (C) the Company's expectations that the next KartKraft release on one of the consoles will now likely move into 2023 and that it will release its BTCC game in 2024; and (iii) the Company's plans to address its liquidity and capital requirements, including, without limitation, its belief that existing cash on hand will not be sufficient to fund operations for at least the next 12 months, its efforts to evaluate new sources of funding, including discussing potential debt and/or equity financing arrangements and to generate liquidity through cost control initiatives. All forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from those expressed or implied in the forward-looking statements, many of which are generally outside the control of the Company and are difficult to predict. Examples of such risks and uncertainties include, but are not limited to: (i) difficulties, delays or less than expected results in achieving our growth plans, objectives and expectations, such as due to a slower than anticipated economic recovery and/or our inability, in whole or in part, to continue to execute our business strategies and plans, such as due to less than anticipated customer acceptance of our new game titles, our experiencing difficulties or the inability to launch our games as planned, less than anticipated performance of the games impacting customer acceptance and sales and/or greater than anticipated costs and expenses to develop and launch our games, including, without limitation, higher than expected labor costs; (ii) difficulties, delays in or unanticipated events that may impact the timing and scope of new or planned products, features, events or other offerings, such as due to: (A) difficulties or delays in using its product development personnel in Russia due to the Russia invasion of Ukraine and the related sanctions and/or more restrictive sanctions rendering transacting in the region more difficult or costly and/or difficulties and/or delays arising out of any resurgence of the ongoing and prolonged COVID-19 pandemic; (B) less than expected benefits from implementing the Company's management strategies; (C) adverse economic, market and geopolitical conditions that negatively impact industry trends, such as significant changes in the labor markets, an extended or higher than expected inflationary environment (such as the impact on consumer discretionary spending as a result of significant increases in energy and gas prices which have been increasing since early in 2020), a higher interest rate environment, tax increases impacting consumer discretionary spending and/or quantitative easing that results in higher interest rates that negatively impact consumers' discretionary spending; and/or (D) difficulties and/or delays in resolving our liquidity position and financial condition; and/or (iii) difficulties and/or delays in accessing available liquidity, and other unanticipated difficulties in resolving our continuing financial condition and ability to obtain additional capital to meet our financial obligations, including, without limitation, difficulties in securing funding that is on commercially acceptable terms to us or at all, such as our inability to complete in whole or in part any potential debt and/or equity financing transactions, as well as any ability to achieve cost reductions; difficulties, delays or our inability to efficiently manage our cash and working capital; higher than expected operating expenses; adverse impacts to our liquidity position resulting from the higher interest rate environment; the unavailability of funds from anticipated borrowing sources; the unavailability of funds from our inability to reduce or control costs; lower than expected operating revenues, cash on hand and/or funds available from anticipated borrowings or funds expected to be generated from cost reductions resulting from the implementation of cost control initiatives; and/or less than anticipated cash generated by our operations; and/or adverse effects on our liquidity resulting from changes in economic conditions (such as volatility in the financial markets, whether attributable to COVID-19, Russia's invasion of Ukraine or otherwise; significantly higher rates of inflation, significantly higher interest rates and higher labor costs; monetary conditions and foreign currency fluctuations, tariffs, foreign currency controls and/or government-mandated pricing controls, as well as in trade, monetary, fiscal and tax policies), political conditions (such as military actions and terrorist activities) and natural disasters; and/or the unavailability of funds from (A) delaying the implementation of or revising certain aspects of our business strategy; (B) reducing or delaying the development and launch of new products and events; (C) reducing or delaying capital spending, product development spending and marketing and promotional spending; (D) selling assets or operations; (E) seeking additional capital contributions and/or loans from Motorsport Network, the Company's other affiliates and/or third parties; and/or (F) reducing other discretionary spending. Additional examples of such risks and uncertainties include, but are not limited to: (i) delays and higher than anticipated expenses related to the ongoing and prolonged COVID-19 pandemic and any resurgence of COVID-19; (ii) Motorsport Games' ability (or inability) to maintain existing, and to secure additional, licenses and other agreements with various racing series; (iii) Motorsport Games' ability to successfully manage and integrate any joint ventures, acquisitions of businesses, solutions or technologies; (iv) unanticipated operating costs, transaction costs and actual or contingent liabilities; (v) the ability to attract and retain qualified employees and key personnel; (vi) adverse effects of increased competition; (vii) Motorsport Games' ability to protect its intellectual property; and/or (viii) local, industry and general business and economic conditions. Additional factors that could cause actual results to differ materially from those expressed or implied in the forward-looking statements can be found in the Company's filings with the SEC, including its Annual Report on Form 10-K for the fiscal year ended December 31, 2021, its Quarterly Reports on Form 10-Q filed with the SEC during 2022, as well as in its subsequent filings with the SEC. The Company anticipates that subsequent events and developments may cause its plans, intentions and expectations to change. The Company assumes no obligation, and it specifically disclaims any intention or obligation, to update any forward-looking statements, whether as a result of new information, future events or otherwise, except as expressly required by law. Forward-looking statements speak only as of the date they are made and should not be relied upon as representing the Company's plans and expectations as of any subsequent date.

LEGAL DISCLOSURES

Non-GAAP Financial Measures

Adjusted EBITDA (the "Non-GAAP Measure") is not a financial measure defined by U.S. generally accepted accounting principles ("U.S. GAAP"). See the reconciliations of the Non-GAAP Measure to its most directly comparable U.S. GAAP measure in the Reconciliation of Non-GAAP Financial Measures slide.

Adjusted EBITDA, a measure used by management to assess the Company's operating performance, is defined as EBITDA, which is net (loss) plus interest (income) expense, depreciation and amortization, less income tax benefit (if any), adjusted to exclude: (i) IPO-related expenses; (ii) acquisition related expenses; (iii) gain attributable to equity method investment resulting from the acquisition of additional equity interest in Le Mans Esports Series Ltd; (iv) stock-based compensation expenses; (v) impairment of goodwill and intangible assets, and (vi) other charges or gains resulting from non-recurring events, if any.

We use the Non-GAAP Measure to manage our business and evaluate our financial performance, as Adjusted EBITDA eliminates items that affect comparability between periods that we believe are not representative of our core ongoing operating business. Additionally, management believes that using the Non-GAAP Measure is useful to our investors because it enhances investors' understanding and assessment of the Company's normalized operating performance and facilitates comparisons to prior periods and our competitors' results (who may define Adjusted EBITDA differently).

The Non-GAAP Measure is not a recognized term under U.S. GAAP and does not purport to be an alternative to revenue, income/loss from operations, net (loss) income, or cash flows from operations or as a measure of liquidity or any other performance measure derived in accordance with U.S. GAAP. Additionally, the Non-GAAP Measure is not intended to be a measure of free cash flows available for management's discretionary use, as it does not consider certain cash requirements, such as interest payments, tax payments, working capital requirements and debt service requirements. The Non-GAAP Measure has limitations as an analytical tool, and investors should not consider it in isolation or as a substitute for our results as reported under U.S. GAAP. Management compensates for the limitations of using non-GAAP financial measures by using them to supplement U.S. GAAP results to provide a more complete understanding of the factors and trends affecting the business than would be presented by using only measures in accordance with U.S. GAAP. Because not all companies use identical calculations, our measures may not be comparable to other similarly titled measures of other companies. Reconciliations of the Non-GAAP Measure to net loss, its most directly comparable financial measure, calculated and presented in accordance with U.S. GAAP, are presented in the tables within this presentation.